EXHIBIT 99.1

***FOR IMMEDIATE RELEASE***

For: ZIONS BANCORPORATION	Contact: Clark Hinckley
One South Main, Suite 1134	Tel: (801) 524-4787
Salt Lake City, Utah	April 21, 2005
Harris H. Simmons
Chairman/Chief Executive Officer

ZIONS BANCORPORATION REPORTS 2005 FIRST

QUARTER EARNINGS OF $1.20 PER DILUTED SHARE

SALT LAKE CITY, April 21, 2005 – Zions Bancorporation (“Zions” or “the Company”) (Nasdaq: ZION) today reported first-quarter net income of $110.2 million, or $1.20 per diluted share. Net income and earnings per share increased 10.6% and 9.1%, respectively, over the $99.7 million, or $1.10 per diluted share for the first quarter of 2004. The return on average common equity was 15.83% in the first quarter of 2005, up from 15.54% for the same period in 2004.

“We are very pleased to again report record quarterly earnings,” said Harris H. Simmons, chairman and chief executive officer. “Continued solid loan growth coupled with an expanded net interest margin, solid credit quality, and careful expense management all contributed to the strong earnings performance.”

Loan and Deposit Growth

Average net loans and leases for the first quarter of 2005 increased at an annualized rate of 14.8% from the prior quarter, while average total deposits increased at an annualized rate of 1.4%. Reductions in

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ZIONS BANCORPORATION

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April 21, 2005

the average amount of money market investments and investment securities helped fund loan growth. The strongest net loan growth was seen in Zions First National Bank and Nevada State Bank, while National Bank of Arizona exhibited the strongest deposit growth.

Net Interest Income

Taxable-equivalent net interest income of $320.1 million increased 12.4% for the quarter compared to $284.9 million for the first quarter of 2004. The improvement reflects the year-over-year loan and deposit growth coupled with an improved net interest margin. For the first quarter of 2005, the net interest margin was 4.53% compared to 4.43% for the fourth quarter of 2004 and 4.28% for the first quarter of 2004. During the quarter, the Company reclassified certain fees from interest income to “Other service charges, commissions and fees” in noninterest income. This had the effect of reducing the net interest margin by four to six basis points in this and prior quarters, which have been reclassified for comparability. The strong net interest margin resulted from a reduction in money market instruments and securities, growth in loans, and the Company’s modest asset-sensitive position in a quarter in which interest rates rose.

Noninterest Income

For the first quarter of 2005, noninterest income was $103.0 million, an increase of 4.1% compared to $98.9 million for the fourth quarter of 2004 and a decrease of 5.3% compared to $108.8 million for the first quarter of 2004. Noninterest income for the first quarter of 2004 included $3.7 million from a cash litigation settlement, $1.5 million from the sale of certain personal trust accounts in Arizona, and a $1 million gain on the sale of a building in California, all of which were included in other noninterest income.

Deposit service charges and fees for the first quarter of 2005 declined when compared to both the fourth and first quarters of 2004. The decline was primarily the result of higher earnings credit rates on commercial transaction accounts as market interest rates continued to rise. Market making, trading and nonhedge derivative income declined $2.3 million compared with the same period in 2004 but increased

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ZIONS BANCORPORATION

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April 21, 2005

$0.9 million when compared to the fourth quarter of 2004. The increase from the fourth quarter included a $1.2 million improvement in trading income resulting principally from a higher volume of trades for the quarter, along with a slight improvement in the profit per trade.

Noninterest Expense

Noninterest expense for the first quarter of 2005 was $239.3 million, compared to $238.2 million for the fourth quarter of 2004 and $222.3 million for the first quarter of 2004. Salaries and employee benefits were essentially unchanged from the fourth quarter of 2004 and up 6.0% compared to the prior year. The efficiency ratio was 56.6% for the first quarter of 2005, compared with 57.6% for the fourth quarter of 2004 and 56.5% for the first quarter of 2004.

Provision for Income Taxes

As discussed in previous earnings releases, the Company has received Federal income tax credits under the Community Development Financial Institutions Fund set up by the U.S. Government that will be recognized over the next seven years. The effect of these tax credits on the first quarter of 2005 was to reduce income tax expense by approximately $0.8 million, compared to $2.9 million of income tax credits that offset tax expense in the fourth quarter of 2004.

Asset Quality

The ratio of nonperforming assets to net loans and leases and other real estate owned was 0.33% at March 31, 2005, reflecting continuing improvements in the Company’s credit quality. This is an improvement from 0.37% at December 31, 2004 and 0.53% at March 31, 2004 and is the lowest the ratio has been in over 8 years.

For the first quarter of 2005, net loan and lease charge-offs were $6.6 million or 0.12% annualized of average loans. This compares with $11.5 million or 0.21% annualized for the fourth quarter of 2004 and $8.0 million or 0.16% annualized for the first quarter of 2004. At March 31,

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ZIONS BANCORPORATION

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April 21, 2005

2005, the allowance for loan losses as a percentage of net loans and leases was 1.19%, a decrease from 1.20% at December 31, 2004 and 1.32% at March 31, 2004. In addition, at March 31, 2005 the allowance was 416.1% of nonperforming loans. The combined allowances for credit losses (allowance for loan losses plus the allowance for unfunded lending commitments) of $288.3 million were 1.26% of net loans and leases at the end of the first quarter 2005.

The combined provisions for credit losses for the first quarter of 2005 were $11.1 million compared to $13.8 million and $9.5 million for the fourth quarter of 2004 and first quarter 2004, respectively. The combined provisions include the provision for loan losses and the provision for unfunded lending commitments. See page 14 for further details on the provisions.

Capital Management

During the first quarter of 2005, Zions repurchased 436,521 shares of its common stock at an average price of $68.89 per share, for a total of $30.1 million. This is an increase from the average of approximately $25 million that has been expended in each of the recent prior quarters. As of March 31, 2005, the Company had $29.9 million remaining in its currently authorized share repurchase program.

Weighted average common and common-equivalent shares outstanding for the first quarter of 2005 were 91,493,962 compared to 91,342,328 for the fourth quarter of 2004 and 90,905,218 for the first quarter of 2004. The increase in shares from the fourth quarter 2004 reflects the effects of a higher average share price coupled with shares issued from option exercises, both of which were partially offset by the stock repurchases for the quarter.

The Company’s tangible common equity ratio was 6.83% at March 31, 2005, 6.80% at December 31, 2004 and 6.56% at March 31, 2004.

Conference Call

Zions will host a conference call to discuss these first quarter results at 5:30 p.m. ET this afternoon (April 21, 2005). Media representatives, analysts and the public are invited to listen to this discussion

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ZIONS BANCORPORATION

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April 21, 2005

by calling 1-800-599-9829 and entering the passcode (88799637), or via on-demand webcast. A link to the webcast will be available on the Zions Bancorporation Web site at www.zionsbancorporation.com. A replay of the call will be available from approximately 7:30 p.m. ET on Thursday, April 21 through midnight ET on Thursday, April 28, by dialing 1-888-286-8010 and entering the passcode (84810424). The webcast of the conference call will also be archived and available for thirty days.

About Zions Bancorporation

Zions Bancorporation is one of the nation’s premier financial services companies, consisting of a collection of great banks in select high growth markets. Zions operates its banking businesses under local management teams and community identities through nearly 400 offices and 500 ATMs in eight Western states: Arizona, California, Colorado, Idaho, Nevada, New Mexico, Utah and Washington. The Company is a national leader in Small Business Administration lending, public finance advisory services and electronic bond trading. In addition, Zions is included in the S&P 500 and NASDAQ Financial 100 indices. Investor information and links to subsidiary banks can be accessed at www.zionsbancorporation.com.

Forward-Looking Information

Statements in this news release that are based on other than historical data are forward-looking, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied, in this news release. Factors that might cause such differences include, but are not limited to: the Company’s ability to successfully execute its business plans and achieve its objectives; changes in general economic and financial market conditions, either nationally or locally in areas in which the Company conducts its operations; changes in interest rates; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; increased competitive challenges and expending product and

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ZIONS BANCORPORATION

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April 21, 2005

pricing pressures among financial institutions; legislation or regulatory changes which adversely affect the Company’s operations or business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

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ZIONS BANCORPORATION AND SUBSIDIARIES

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FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended March 31,
(In thousands, except per share and ratio data)	2005	2004	% Change
EARNINGS
Taxable-equivalent net interest income	$ 320,120	$ 284,853	12.38%
Taxable-equivalent revenue	423,116	393,664	7.48%
Net interest income	314,951	279,422	12.72%
Noninterest income	102,996	108,811	(5.34)%
Provision for loan losses	9,383	11,244	(16.55)%
Noninterest expense	239,335	222,338	7.64%
Income before income taxes and minority interest	169,229	154,651	9.43%
Income taxes	59,749	54,714	9.20%
Minority interest	(754)	268	(381.34)%
Net income	110,234	99,669	10.60%

PER COMMON SHARE
Net income (diluted)	1.20	1.10	9.09%
Dividends	0.36	0.30	20.00%
Book value	31.39	29.23	7.39%

SELECTED RATIOS
Return on average assets	1.40%	1.34%
Return on average common equity	15.83%	15.54%
Efficiency ratio	56.56%	56.48%
Net interest margin	4.53%	4.28%

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ZIONS BANCORPORATION AND SUBSIDIARIES

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended March 31,
(In thousands, except share and ratio data)	2005	2004	% Change
AVERAGE BALANCES
Total assets	$31,850,979	$29,822,933	6.80%
Securities	5,191,995	5,087,878	2.05%
Net loans and leases	22,675,601	20,117,675	12.71%
Goodwill	642,604	653,678	(1.69)%
Core deposit and other intangibles	56,653	69,953	(19.01)%
Total deposits	23,223,512	20,883,922	11.20%
Core deposits (1)	21,838,213	19,680,319	10.96%
Minority interest	24,849	21,812	13.92%
Shareholders’ equity	2,824,874	2,578,879	9.54%

Weighted average common and common- equivalent shares outstanding	91,493,962	90,905,218	0.65%

AT PERIOD END
Total assets	$31,883,486	$29,789,703	7.03%
Securities	4,940,487	4,857,025	1.72%
Net loans and leases	22,967,269	20,620,718	11.38%
Sold loans being serviced (2)	2,995,630	2,707,128	10.66%
Allowance for loan losses	273,906	271,226	0.99%
Allowance for unfunded lending commitments	14,353	10,476	37.01%
Goodwill	638,933	649,354	(1.60)%
Core deposit and other intangibles	52,007	65,245	(20.29)%
Total deposits	23,879,088	21,485,880	11.14%
Core deposits (1)	22,421,174	20,283,721	10.54%
Minority interest	26,338	23,847	10.45%
Shareholders’ equity	2,821,766	2,621,965	7.62%

Common shares outstanding	89,891,146	89,693,704	0.22%

Average equity to average assets	8.87%	8.65%
Common dividend payout	29.55%	28.26%
Tangible common equity ratio	6.83%	6.56%
Nonperforming assets	76,089	109,487	(30.50)%
Accruing loans past due 90 days or more	20,160	26,307	(23.37)%
Nonperforming assets to net loans and leases and other real estate owned at period end	0.33%	0.53%

(1)	Amount consists of total deposits excluding time deposits $100,000 and over.
(2)	Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands, except per share and ratio data)	2005	2004
EARNINGS
Taxable-equivalent net interest income	$320,120	$314,558	$296,384	$286,282	$284,853
Taxable-equivalent revenue	423,116	413,505	409,540	396,909	393,664
Net interest income	314,951	309,384	291,115	280,897	279,422
Noninterest income	102,996	98,947	113,156	110,627	108,811
Provision for loan losses	9,383	13,159	9,363	10,301	11,244
Noninterest expense	239,335	238,172	232,813	229,976	222,338
Impairment loss on goodwill	–	–	602	–	–
Income before income taxes and minority interest	169,229	157,000	161,493	151,247	154,651
Income taxes	59,749	52,641	58,140	54,631	54,714
Minority interest	(754)	(622)	858	(2,226)	268
Net income	110,234	104,981	102,495	98,842	99,669

PER COMMON SHARE
Net income (diluted)	1.20	1.15	1.13	1.09	1.10
Dividends	0.36	0.32	0.32	0.32	0.30
Book value	31.39	31.06	30.39	29.37	29.23

SELECTED RATIOS
Return on average assets	1.40%	1.33%	1.30%	1.28%	1.34%
Return on average common equity	15.83%	15.13%	15.23%	15.18%	15.54%
Efficiency ratio	56.56%	57.60%	56.85%	57.94%	56.48%
Net interest margin	4.53%	4.43%	4.20%	4.15%	4.28%

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FINANCIAL HIGHLIGHTS (Continued)

(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands, except share and ratio data)	2005	2004
AVERAGE BALANCES
Total assets	$31,850,979	$31,501,478	$31,368,578	$31,040,639	$29,822,933
Securities	5,191,995	5,255,624	5,232,188	5,224,576	5,087,878
Net loans and leases	22,675,601	21,866,761	21,220,481	20,969,643	20,117,675
Goodwill	642,604	642,646	645,462	650,160	653,678
Core deposit and other intangibles	56,653	58,956	62,923	67,031	69,953
Total deposits	23,223,512	23,144,944	22,729,540	21,640,762	20,883,922
Core deposits (1)	21,838,213	21,871,018	21,463,026	20,409,823	19,680,319
Minority interest	24,849	23,176	23,791	21,750	21,812
Shareholders’ equity	2,824,874	2,760,077	2,677,404	2,618,259	2,578,879

Weighted average common and common- equivalent shares outstanding	91,493,962	91,342,328	90,956,674	90,658,259	90,905,218

AT PERIOD END
Total assets	$31,883,486	$31,469,834	$30,731,040	$30,894,325	$29,789,703
Securities	4,940,487	5,121,215	5,058,691	5,028,173	4,857,025
Net loans and leases	22,967,269	22,627,121	21,507,043	21,497,058	20,620,718
Sold loans being serviced (2)	2,995,630	3,065,909	3,152,924	2,643,927	2,707,128
Allowance for loan losses	273,906	271,117	269,413	271,554	271,226
Allowance for unfunded lending commitments	14,353	12,682	12,030	11,098	10,476
Goodwill	638,933	642,645	642,645	650,557	649,354
Core deposit and other intangibles	52,007	55,440	57,665	62,221	65,245
Total deposits	23,879,088	23,292,261	23,165,131	22,470,488	21,485,880
Core deposits (1)	22,421,174	21,998,152	21,883,851	21,198,263	20,283,721
Minority interest	26,338	23,359	24,481	21,721	23,847
Shareholders’ equity	2,821,766	2,789,979	2,724,261	2,636,451	2,621,965

Common shares outstanding	89,891,146	89,829,947	89,638,753	89,752,384	89,693,704

Average equity to average assets	8.87%	8.76%	8.54%	8.43%	8.65%
Common dividend payout	29.55%	27.48%	28.10%	29.12%	28.26%
Tangible common equity ratio	6.83%	6.80%	6.74%	6.37%	6.56%
Nonperforming assets	76,089	84,286	91,105	106,750	109,487
Accruing loans past due 90 days or more	20,160	16,375	18,182	18,109	26,307
Nonperforming assets to net loans and leases and other real estate owned at period end	0.33%	0.37%	0.42%	0.50%	0.53%

(1)	Amount consists of total deposits excluding time deposits $100,000 and over.
(2)	Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES

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CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)	March 31, 2005	December 31, 2004	March 31, 2004
	(Unaudited)		(Unaudited)
ASSETS
Cash and due from banks	$ 1,085,482	$ 850,998	$ 1,058,735
Money market investments:
Interest-bearing deposits	16,821	1,251	1,388
Federal funds sold	35,070	130,086	62,817
Security resell agreements	548,173	461,750	770,109
Investment securities:
Held to maturity, at cost (approximate market value $629,684, $641,783 and $607,119)	635,774	641,659	605,292
Available for sale, at market	4,001,244	4,189,486	3,867,883
Trading account, at market (includes $114,302, $163,248 and $160,122 transferred as collateral under repurchase agreements)	303,469	290,070	383,850

	4,940,487	5,121,215	4,857,025
Loans:
Loans held for sale	196,994	196,736	185,126
Loans and leases	22,872,786	22,535,344	20,528,993

	23,069,780	22,732,080	20,714,119
Less:
Unearned income and fees, net of related costs	102,511	104,959	93,401
Allowance for loan losses	273,906	271,117	271,226

Loans and leases, net of allowance	22,693,363	22,356,004	20,349,492

Other noninterest-bearing investments	690,922	665,198	605,642
Premises and equipment, net	407,262	409,210	404,247
Goodwill	638,933	642,645	649,354
Core deposit and other intangibles	52,007	55,440	65,245
Other real estate owned	10,266	11,877	17,217
Other assets	764,700	764,160	948,432

	$ 31,883,486	$ 31,469,834	$ 29,789,703

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand	$ 7,189,420	$ 6,821,528	$ 6,117,345
Interest-bearing:
Savings and money market	13,312,525	13,349,347	12,443,178
Time under $100,000	1,422,582	1,387,784	1,453,064
Time $100,000 and over	1,457,914	1,294,109	1,202,159
Foreign	496,647	439,493	270,134

	23,879,088	23,292,261	21,485,880

Securities sold, not yet purchased	297,591	309,893	355,978
Federal funds purchased	1,314,927	1,841,092	1,324,972
Security repurchase agreements	714,154	683,984	930,425
Other liabilities	624,593	429,129	701,321
Commercial paper	142,190	165,447	190,525
Federal Home Loan Bank advances and other borrowings:
One year or less	161,270	15,949	315,976
Over one year	227,595	228,152	230,772
Long-term debt	1,673,974	1,690,589	1,608,042

Total liabilities	29,035,382	28,656,496	27,143,891

Minority interest	26,338	23,359	23,847

Shareholders’ equity:
Capital stock:
Preferred stock, without par value; authorized 3,000,000 shares; issued and outstanding, none	–	–	–
Common stock, without par value; authorized 350,000,000 shares; issued and outstanding 89,891,146, 89,829,947 and 89,693,704 shares	969,739	972,065	973,506
Retained earnings	1,907,727	1,830,064	1,610,176
Accumulated other comprehensive income (loss)	(50,724)	(7,932)	42,226
Shares held in trust for deferred compensation, at cost	(4,976)	(4,218)	(3,943)

Total shareholders’ equity	2,821,766	2,789,979	2,621,965

	$ 31,883,486	$ 31,469,834	$ 29,789,703

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ZIONS BANCORPORATION AND SUBSIDIARIES

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CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended
(In thousands, except per share amounts)	March 31, 2005	December 31, 2004	March 31, 2004
Interest income:
Interest and fees on loans	$350,935	$333,088	$288,376
Interest on loans held for sale	1,603	1,443	1,280
Lease financing	4,066	4,187	4,209
Interest on money market investments	4,638	4,826	3,458
Interest on securities:
Held to maturity – taxable	1,805	1,743	228
Held to maturity – nontaxable	5,983	5,972	898
Available for sale – taxable	46,920	45,799	37,869
Available for sale – nontaxable	856	865	6,092
Trading account	6,035	6,388	6,212

Total interest income	422,841	404,311	348,622

Interest expense:
Interest on savings and money market deposits	40,736	35,201	25,470
Interest on time and foreign deposits	19,887	17,352	14,042
Interest on borrowed funds	47,267	42,374	29,688

Total interest expense	107,890	94,927	69,200

Net interest income	314,951	309,384	279,422
Provision for loan losses	9,383	13,159	11,244

Net interest income after provision for loan losses	305,568	296,225	268,178

Noninterest income:
Service charges and fees on deposit accounts	30,782	32,023	32,755
Loan sales and servicing income	18,068	18,577	18,412
Other service charges, commissions and fees	26,427	25,931	25,120
Trust and investment management income	3,405	4,387	4,075
Income from securities conduit	8,819	8,503	8,698
Dividends and other investment income	8,008	8,015	8,095
Market making, trading and nonhedge derivative income	3,784	2,915	6,124
Equity securities losses, net	(1,387)	(4,709)	(4,031)
Fixed income securities gains (losses), net	1,333	66	(83)
Other	3,757	3,239	9,646

Total noninterest income	102,996	98,947	108,811

Noninterest expense:
Salaries and employee benefits	138,126	138,062	130,278
Occupancy, net	18,649	18,511	17,813
Furniture and equipment	15,919	16,453	15,948
Legal and professional services	8,250	8,715	7,214
Postage and supplies	6,488	6,432	6,648
Advertising	4,093	4,930	4,842
Impairment losses on long-lived assets	633	–	184
Restructuring charges	92	632	–
Amortization of core deposit and other intangibles	3,433	3,443	3,503
Provision for unfunded lending commitments	1,671	652	(1,739)
Other	41,981	40,342	37,647

Total noninterest expense	239,335	238,172	222,338

Income before income taxes and minority interest	169,229	157,000	154,651
Income taxes	59,749	52,641	54,714
Minority interest	(754)	(622)	268

Net income	$110,234	$104,981	$99,669

Weighted average shares outstanding during the period:
Basic shares	89,877	89,721	89,724
Diluted shares	91,494	91,342	90,905

Net income per common share:
Basic	$1.23	$1.17	$1.11
Diluted	1.20	1.15	1.10

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CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

AND COMPREHENSIVE INCOME

(Unaudited)

	Three Months Ended March 31, 2005
			Accumulated Other Comprehensive Income (Loss)
(In thousands)	Common Stock	Retained Earnings	Net Unrealized Gains (Losses) on Investments, Retained Interests and Other	Net Unrealized Gains (Losses) on Derivative Instruments	Minimum Pension Liability	Subtotal	Shares Held in Trust for Deferred Compensation	Total Shareholders’ Equity
Balance, December 31, 2004	$972,065	$1,830,064	$19,774	$(9,493)	$(18,213)	$(7,932)	$(4,218)	$2,789,979
Comprehensive income:
Net income for the period		110,234						110,234
Other comprehensive income, net of tax:
Net realized and unrealized holding losses during the period, net of income tax benefit of $6,539			(10,557)			(10,557)
Foreign currency translation			(413)			(413)
Reclassification for net realized gains recorded in operations, net of income tax expense of $549			(885)			(885)
Net unrealized losses on derivative instruments, net of reclassification to operations of $7,175 and income tax benefit of $19,477				(30,937)		(30,937)

Other comprehensive loss			(11,855)	(30,937)	–	(42,792)		(42,792)

Total comprehensive income								67,442
Stock redeemed and retired	(30,070)							(30,070)
Stock options exercised, net of shares tendered and retired	27,744							27,744
Cash dividends – common, $.36 per share		(32,571)						(32,571)
Cost of shares held in trust for deferred compensation							(758)	(758)

Balance, March 31, 2005	$969,739	$1,907,727	$7,919	$(40,430)	$(18,213)	$(50,724)	$(4,976)	$2,821,766

	Three Months Ended March 31, 2004
			Accumulated Other Comprehensive Income (Loss)
(In thousands)	Common Stock	Retained Earnings	Net Unrealized Gains on Investments, Retained Interests and Other	Net Unrealized Gains on Derivative Instruments	Minimum Pension Liability	Subtotal	Shares Held in Trust for Deferred Compensation	Total Shareholders’ Equity
Balance, December 31, 2003	$985,904	$1,538,677	$24,015	$10,716	$(15,690)	$19,041	$(3,599)	$2,540,023
Comprehensive income:
Net income for the period		99,669						99,669
Other comprehensive income, net of tax:
Net realized and unrealized holding gains during the period, net of income tax expense of $7,604			12,275			12,275
Reclassification for net realized losses recorded in operations, net of income tax benefit of $25			41			41
Net unrealized gains on derivative instruments, net of reclassification to operations of $12,276 and income tax expense of $7,026				10,869		10,869

Other comprehensive income			12,316	10,869	–	23,185		23,185

Total comprehensive income								122,854
Stock redeemed and retired	(29,874)							(29,874)
Stock options exercised, net of shares tendered and retired	17,476							17,476
Cash dividends – common, $.30 per share		(28,170)						(28,170)
Cost of shares held in trust for deferred compensation							(344)	(344)

Balance, March 31, 2004	$973,506	$1,610,176	$36,331	$21,585	$(15,690)	$42,226	$(3,943)	$2,621,965

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 14

NONPERFORMING ASSETS

(Unaudited)

(In thousands)	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Nonaccrual loans	$65,199	$71,763	$76,361	$92,597	$91,698
Restructured loans	624	646	522	563	572
Other real estate owned	10,266	11,877	14,222	13,590	17,217

Total	$76,089	$84,286	$91,105	$106,750	$109,487

% of net loans and leases* and other real estate owned	0.33%	0.37%	0.42%	0.50%	0.53%

Accruing loans past due 90 days or more	$20,160	$16,375	$18,182	$18,109	$26,307

% of net loans and leases*	0.09%	0.07%	0.08%	0.08%	0.13%
*Includes loans held for sale. ALLOWANCES FOR CREDIT LOSSES (Unaudited)
	Three Months Ended
(In thousands)	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Allowance for Loan Losses
Balance at beginning of period	$271,117	$269,413	$271,554	$271,226	$268,506
Allowance of branches sold	–	–	(1,549)	–	(518)
Add:
Provision for losses	9,383	13,159	9,363	10,301	11,244
Deduct:
Loan and lease charge-offs	(11,085)	(20,024)	(13,617)	(14,530)	(11,483)
Recoveries	4,491	8,569	3,662	4,557	3,477

Net loan and lease charge-offs	(6,594)	(11,455)	(9,955)	(9,973)	(8,006)

Balance at end of period	$273,906	$271,117	$269,413	$271,554	$271,226

Ratio of allowance for loan losses to net loans and leases outstanding at period end	1.19%	1.20%	1.25%	1.26%	1.32%

Ratio of allowance for loan losses to nonperforming loans at period end	416.13%	374.42%	350.42%	291.49%	293.95%

Allowance for Unfunded Lending Commitments
Balance at beginning of period	$12,682	$12,030	$11,098	$10,476	$12,215
Provision charged (credited) against earnings	1,671	652	932	622	(1,739)

Balance at end of period	$14,353	$12,682	$12,030	$11,098	$10,476

Total Allowances for Credit Losses
Allowance for loan losses	$273,906	$271,117	$269,413	$271,554	$271,226
Allowance for unfunded lending commitments	14,353	12,682	12,030	11,098	10,476

Total allowances for credit losses	$288,259	$283,799	$281,443	$282,652	$281,702

Ratio of total allowances for credit losses to net loans and leases outstanding at period end	1.26%	1.25%	1.31%	1.31%	1.37%

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 15

SOLD LOANS BEING SERVICED

(Unaudited)

	Three Months Ended
(In thousands)	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Balance at beginning of period	$3,065,909	$3,152,924	$2,643,927	$2,707,128	$2,782,175
New loans sold	98,772	83,175	703,809	118,018	90,770
Payments and other reductions	(169,051)	(170,190)	(194,812)	(181,219)	(165,817)

Balance at end of period	$2,995,630	$3,065,909	$3,152,924	$2,643,927	$2,707,128

LOAN BALANCES BY PORTFOLIO TYPE (Unaudited)

(In millions)	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Loans held for sale	$197	$197	$151	$141	$185

Commercial lending:
Commercial and industrial	4,604	4,643	4,474	4,398	4,204
Leasing	359	370	374	381	363
Owner occupied	4,036	3,790	3,472	3,708	3,497

Total commercial lending	8,999	8,803	8,320	8,487	8,064

Commercial real estate:
Construction	3,779	3,536	3,289	3,062	2,916
Term	4,032	3,998	3,804	3,862	3,614

Total commercial real estate	7,811	7,534	7,093	6,924	6,530

Consumer:
Home equity credit line	1,099	1,104	1,026	965	892
1-4 family residential	4,155	4,234	4,118	4,170	4,057
Bankcard and other revolving plans	211	225	217	183	183
Other	490	532	573	647	697

Total consumer	5,955	6,095	5,934	5,965	5,829

Foreign loans	5	5	4	6	15

Other receivables	103	98	109	75	91

Total loans	$23,070	$22,732	$21,611	$21,598	$20,714

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ZIONS BANCORPORATION AND SUBSIDIARIES

Press Release – Page 16

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Unaudited)

	Three Months Ended March 31, 2005			Three Months Ended March 31, 2004
(In thousands)	Average Balance	Amount of Interest (1)	Average Rate	Average Balance	Amount of Interest (1)	Average Rate
ASSETS
Money market investments	$ 816,141	$ 4,638	2.30%	$ 1,579,080	$ 3,458	0.88%
Securities:
Held to maturity	637,316	11,010	7.01%	96,933	1,610	6.68%
Available for sale	3,950,159	48,237	4.95%	4,289,578	47,241	4.43%
Trading account	604,520	6,035	4.05%	701,367	6,212	3.56%

Total securities	5,191,995	65,282	5.10%	5,087,878	55,063	4.35%

Loans:
Loans held for sale	185,549	1,603	3.50%	174,044	1,280	2.96%
Net loans and leases (2)	22,490,052	356,487	6.43%	19,943,631	294,252	5.93%

Total loans and leases	22,675,601	358,090	6.40%	20,117,675	295,532	5.91%

Total interest-earning assets	28,683,737	428,010	6.05%	26,784,633	354,053	5.32%

Cash and due from banks	1,018,123			972,001
Allowance for loan losses	(273,317)			(271,243)
Goodwill	642,604			653,678
Core deposit and other intangibles	56,653			69,953
Other assets	1,723,179			1,613,911

Total assets	$ 31,850,979			$ 29,822,933

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$ 3,387,729	6,085	0.73%	$ 3,268,670	4,956	0.61%
Money market super NOW	9,820,883	34,651	1.43%	8,937,344	20,514	0.92%
Time under $100,000	1,415,888	8,037	2.30%	1,493,380	6,883	1.85%
Time $100,000 and over	1,385,299	9,298	2.72%	1,203,603	6,628	2.21%
Foreign	449,002	2,552	2.31%	257,521	531	0.83%

Total interest-bearing deposits	16,458,801	60,623	1.49%	15,160,518	39,512	1.05%

Borrowed funds:
Securities sold, not yet purchased	507,917	4,510	3.60%	578,368	5,481	3.81%
Federal funds purchased and security
repurchase agreements	2,413,062	13,152	2.21%	2,868,401	6,382	0.89%
Commercial paper	145,083	931	2.60%	235,508	723	1.23%
FHLB advances and other borrowings:
One year or less	325,708	2,036	2.54%	426,569	1,163	1.10%
Over one year	227,865	2,839	5.05%	230,894	2,920	5.09%
Long-term debt	1,690,725	23,799	5.71%	1,596,120	13,019	3.28%

Total borrowed funds	5,310,360	47,267	3.61%	5,935,860	29,688	2.01%

Total interest-bearing liabilities	21,769,161	107,890	2.01%	21,096,378	69,200	1.32%

Noninterest-bearing deposits	6,764,711			5,723,404
Other liabilities	467,384			402,460

Total liabilities	29,001,256			27,222,242
Minority interest	24,849			21,812
Total shareholders’ equity	2,824,874			2,578,879

Total liabilities and shareholders’ equity	$ 31,850,979			$ 29,822,933

Spread on average interest-bearing funds			4.04%			4.00%
Taxable-equivalent net interest income and net yield on interest-earning assets		$ 320,120	4.53%		$ 284,853	4.28%

(1)	Taxable-equivalent rates used where applicable.
(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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